Exhibit 10.15

                              January 10, 1996

Ms. Bonnie S. Biumi
Peoples Telephone Company, Inc.
2300 Northwest 89th Place
Miami, FL 33172-2431

Dear Ms. Biumi:

     This is to confirm the offer of Peoples Telephone Company, Inc. ("Peoples") to extend the initial term of the Employment Agreement dated July 11, 1994 between Peoples and yourself (the "Agreement") for one (1) year.

     The effect of this extension is that the Initial Term as defined in the Agreement would expire on December 31, 1998, unless sooner terminated as set forth in the Agreement.

     Further, the date set forth in the fifth line of Section 1.1 of the Agreement currently reading as follows: "...that commencing on January 1, 1998..." shall be changed to January 1, 1999.

     All other terms of the Agreement remain unchanged and in effect.

     If you agree to these changes to the Agreement, please sign in the space provided below and return this letter to me.

                              Very truly yours,

                              PEOPLES TELEPHONE COMPANY, INC.



                              By: /s/ Robert E. Lund
                              Robert E. Lund
                              Chief Executive Officer
Agreed and Accepted
this 24th day of January, 1996:


/s/ Bonnie S. Biumi
Bonnie S. Biumi